UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 14, 2006

     HCSB Financial Corporation
(Exact name of registrant as specified in its charter)

South Carolina	000-26995	57-1079444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5201 Broad Street, Loris, South Carolina 29569
(Address of principal executive offices)   (Zip Code)

Registrant's telphone number, including area code:  (843) 756-6333

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02   Results of Operations and Financial Condition.

On March 14, 2006, HCSB Financial Corporation, the bank holding company for Horry County State Bank, issued a press release announcing its financial results for the fourth quarter ended December 31, 2005.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 8.01.   Other Events.

On March 14, 2006, HCSB Financial Corporation issued a press release announcing that on January 26, 2006 its Board of Directors declared a 3% stock dividend payable to shareholders of record as of February 10, 2006. The dividend will be paid on March 3, 2006. Fractional shares will be based on the market value of the common stock on January 26, 2006.

A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01.   Financial Statements and Exhibits.

       (c)     Exhibits: The following exhibits are filed as part of this report:

     Exhibit
     Number             Description

     99.1                    Earnings Press Release of HCSB Financial Corporation dated March 14, 2006

     99.2                    Dividend Press Release of HCSB Financial Corporation dated March 14, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCSB FINANCIAL CORPORATION By: /s/ James R. Clarkson
Name: James R. Clarkson Title: President & Chief Executive Officer

Dated: March 14, 2006

EXHIBIT INDEX

Exhibit Number             Description

   99.1                              Earnings Press Release of HCSB Financial Corporation dated March 14, 2006

   99.2                              Dividend Press Release of HCSB Financial Corporation dated March 14, 2006

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